Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

(9) Income Taxes

During the fourth quarter of 2010, the Company acquired two properties in Washington, D.C. that was subject to local income-based franchise taxes that are levied by the city of Washington, D.C. at an effective rate of 9.975%. In 2011, the Company acquired two additional properties in Washington, D.C. that are subject to the franchise tax. During 2011, the Company recognized a benefit for income taxes of $0.6 million compared with the recognition of a provision for income taxes of $31 thousand during 2010. Since the Company did not own any properties in Washington, D.C. prior to 2010, it was not subject to any franchise taxes in 2009. The Company also has interests in two unconsolidated joint ventures that own real estate in Washington, D.C. that is subject to the franchise tax. The impact for income taxes related to these unconsolidated joint ventures is reflected within “Equity in (earnings) losses of affiliates” in the Company’s consolidated statements of operations.

The Company recognizes deferred tax assets only to the extent that it is more likely than not that deferred tax assets will be realized based on consideration of available evidence, including future reversals of existing taxable temporary differences, future projected taxable income and tax planning strategies. The Company expects to realize its deferred tax assets over the holding period of the associated properties. The Company’s deferred tax assets and liabilities are primarily associated with differences in the GAAP and tax basis of recently acquired real estate assets, particularly acquisition costs, but also including intangible assets and deferred market rent assets and liabilities, that are associated with properties located in Washington, D.C. and recorded in its consolidated balance sheets.

The Company has not recorded a valuation allowance against its deferred tax assets as it determined that is more likely than not that future operations will generate sufficient taxable income to realize the deferred tax assets. The Company has not recognized any deferred tax assets or liabilities as a result of uncertain tax positions and has no material net operating loss, capital loss or alternative minimum tax carryovers. There was no benefit or provision for income taxes associated with the Company’s discontinued operations for any period presented. At December 31, 2011 and 2010, the Company had deferred tax assets totaling $1.4 million and $0.9 million, respectively, and deferred tax liabilities totaling $5.0 million and $0.7 million, respectively. During 2011 and 2010, the Company recorded its deferred tax assets within “Prepaid expenses and other assets” and recorded its deferred tax liabilities within “Accounts payable and other liabilities” in the Company’s consolidated balance sheets.

As the Company believes it both qualifies as a REIT and will not be subject to federal income tax, a reconciliation between the income tax provision calculated at the statutory federal income tax rate and the actual income tax provision has not been provided.